4. SIGNIFICANT ACCOUNTING POLICIES: g) Share capital (Policies)	12 Months Ended
Dec. 31, 2020
Policies
g) Share capital

g)Share capital

Common Shares

Common shares are classified as equity. Incremental costs directly attributable to the issuance of shares are recognized as a deduction from equity. The proceeds from the exercise of stock options or warrants together with amounts previously recorded in reserves over the vesting periods are recorded as share capital. Income tax relating to transaction costs of an equity transaction is accounted for in accordance with IAS 12.

Equity units

Proceeds received on the issuance of units, consisting of common shares and warrants, are allocated between common shares and warrants based on the relative fair value of each instrument on the issuance date.  Transaction costs directly attributable to the issuance of units are recognized as a reduction from equity.